CHOU AMERICA MUTUAL FUNDS

Supplement dated June 5, 2019 to the Prospectus dated May 1, 2019

On June 5, 2019, the Board of Trustees (“Board”) of Chou America Mutual Funds (the “Trust”) approved a Plan of Liquidation and Dissolution (the “Plan”) pursuant to which the assets of the Chou Opportunity Fund and the Chou Income Fund (the “Funds”) will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the Funds will be distributed to shareholders. The Funds’ investment adviser (the “Adviser”) has recommended that the Board approve the Plan and the Board has concluded that it is in the best interest of each Fund’s shareholders to liquidate the Fund pursuant to the Plan.

In anticipation of their liquidation, the Funds stopped accepting purchases on June 5, 2019. Reinvestment of dividends on existing shares in accounts which have selected that option will continue until the liquidation. Shareholders will be permitted to redeem from the Funds prior to the Liquidation Date, according to the ordinary procedures for redemptions from the Funds described in this Prospectus. Francis Chou, the Portfolio Manager to the Funds and Chief Executive Officer of the Adviser, owns and controls a company that owns shares of each Fund.   Mr. Chou intends for this company to remain invested in each Fund in an amount that would enable each Fund to have sufficient cash to satisfy any redemptions by the other shareholders.

The Funds will begin the process of winding up and liquidating their portfolio assets as soon as reasonably practicable. As a result, the Funds are no longer pursuing their respective investment objectives and strategies.

Each Fund will seek to complete the liquidation on or around the close of business on July 31, 2019 (the “Liquidation Date”). The Adviser anticipates that there may be certain portfolio holdings that will not be sold for cash prior to the Liquidation Date, such as the 1.75 Term Lien Loans of Exco Resources, Inc. (“Exco”) owned by each of the Funds.  As further background, Exco is involved in an insolvency proceeding and, those loans have been deemed to constitute illiquid investments.

On the Liquidation Date, each Shareholder shall be entitled to receive its liquidating distribution(s) in the form of a pro rata interest in (1) the non-cash assets of the Fund or, at the Shareholder’s election, the cash equivalent of such assets (the “Cash-Equivalent Distributions”), and (2) the cash remaining after the Cash-Equivalent Distributions. However, a Shareholder will be required to receive Cash-Equivalent Distributions if there are any restrictions on the transferability or ownership of any non-cash asset that would prohibit an in-kind distribution of such asset or make it impracticable. Any transfers of the Exco loans, for example, are subject to the written consent of certain banks that are parties to the credit agreement.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

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For more information, please contact a Fund customer service representative toll free at
(877) 682-6352.

PLEASE RETAIN FOR FUTURE REFERENCE.